Exhibit 99.1

Management Presentation Investor Presentation November 2015 Landmark Infrastructure Partners LP

Disclaimer This presentation may contain forward‐looking statements that involve risks and uncertainties. These forward‐looking statements include information about possible or assumed future results of Landmark Infrastructure Partner LP’s (“LMRK” or the “Partnership”) business, future events, financial condition or performance, expectations, competitive environment, availability of resources, regulation, liquidity, results of operations, strategies, plans and objectives. These forward‐looking statements also include, without limitation, statements concerning projections, predictions, expectations, estimates, or forecasts as to LMRK’s business, financial and operational results, and future economic performance, as well as statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. The words “may,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” or similar expressions or their negatives, as well as statements in future tense, are intended to identify forward‐looking statements. You should not place undue reliance on these forward‐looking statements. Statements regarding the following subjects are forward‐looking by their nature: market trends and LMRK’s business strategy, projected operating results and ability to obtain future financing arrangements. Forward‐looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. A forward-looking statement may include a statement of the beliefs, assumptions and expectations of future performance, at the time those statements are made or management’s good faith belief as of that time with respect to future events. While LMRK believes it has chosen these beliefs, assumptions and expectations in good faith and that they are reasonable, these beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to LMRK or under LMRK’s control. If a change occurs (such as a change in general economic conditions, competitive conditions in our industry, actions taken by our customers and competitors, our ability to successfully implement our business plan, our ability to successfully make acquisitions, interest rates, customer defaults, or any other factors), LMRK’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward‐looking statements in this presentation. You should carefully consider these risks before you make an investment decision with respect to our common units representing limited partner interests (“common units”), along with the following factors that could cause actual results to vary from our forward‐looking statements: the factors referenced in the final prospectus in connection with its public offering and in our Annual Report on Form 10-K for the year ended December 31, 2014, including those set forth under the section captioned “Risk Factors”; general volatility of the capital markets and the market price of the common units; changes in LMRK’s business strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in LMRK’s industry, interest rates or the general economy; and the degree and nature of LMRK’s competition. Forward looking statements speak only as of the date the statements are made. You should not put undue reliance on any forward‐looking statements. LMRK assumes no obligation to update forward‐looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting forward‐looking information, except to the extent required by applicable securities laws. This document includes certain non-GAAP financial measures as defined under SEC Regulation G. A reconciliation of those measures to the most directly comparable generally accepted accounting principles (“GAAP”) measures is provided in this presentation. We define EBITDA as net income before interest, income taxes, depreciation and amortization, and we define Adjusted EBITDA as EBITDA before unrealized and realized gain or loss on derivatives, gain on sale of real property interests, straight line rent adjustments, amortization of above- and below-market rents, impairments, acquisition-related expenses, unit-based compensation and after the capital contribution to fund our general and administrative expense reimbursement. We define distributable cash flow as Adjusted EBITDA less cash interest paid, current cash income tax paid and maintenance capital expenditures. 1

Partnership Snapshot Landmark Infrastructure Partners LP (Nasdaq: LMRK) Unit Price(1): $15.14 Market Capitalization(2): $194 million Current Yield(1): 8.4% Minimum Quarterly Distribution (MQD): $0.2875 per unit Most Recent Distribution(3): $0.3175 per unit for Q3 2015 Drop-Down Acquisitions(4): Completed five separate drop-down acquisitions totaling 512 tenant sites for total consideration of approximately $170 million LMRK currently has 1,207(5) tenant sites (an increase of 72% since the IPO) after the five drop-down acquisitions Follow-On Offering(6): Closed upsized offering of 3.0 million units, raising gross proceeds of approximately $50 million 2 Closing price as of November 9, 2015. Based on total outstanding units of approximately 12.8 million, which includes approximately 2.0 million units issued from ROFO drop-down transaction on August 18, 2015. Announced October 22, 2015. Completed drop-down acquisitions on March 4, 2015, April 8, 2015, July 21, 2015, August 18, 2015 and September 21, 2015. As of September 30, 2015. Closed on May 20, 2015.

Overview of Our Assets Effectively triple net leases Organic growth through contractual rent escalators, lease modifications and renewals 99%+ property operating margins, no maintenance capex 3 Our real property interests underlie our tenants’ operationally essential infrastructure assets in the wireless communication, outdoor advertising and renewable power generation industries Wireless Carrier “A” Wireless Carrier “B” Tower Owner Real Property Interest Owner RENT RENT RENT Advertiser “Face A” Advertiser “Face B” Outdoor Advertiser (Billboard Owner) Real Property Interest Owner RENT RENT RENT

Significant, Growing and Fragmented U.S. Market Opportunity Our asset portfolio represents approximately 0.5% of the total U.S. market 4 Significant: Over 360,000 locations Growing: New sites added each year are expected to be > 5x our existing portfolio(1) Fragmented: Most individual property owners in this industry have only 1 or 2 locations #1 cellular tower company and #1 billboard company own < 12% of the land under their assets(2) Per SNL Kagan, U.S. tower locations are expected to grow by 3.6% per year from 2014 to 2019. Rank based on total market capitalization; Per SNL Kagan, American Tower (as of Dec. 31, 2014) and Lamar (as of Dec. 31, 2014) held ownership interests in 12% and 8.5%, respectively, of the land underlying their assets. Source: SNL Kagan, Outdoor Advertising Association of America (“OAAA”), American Wind Energy Association (“AWEA”), and Energy Information Administration (“EIA”). Wireless Communication Outdoor Advertising Renewable Power Generation More than 154,000 locations(3) More than 164,000 locations(3) More than 48,000 locations(3) 115 130 147 150 154 184 2010 2011 2012 2013 2014 2019P U.S. Tower Locations (thousands) $6.3 $6.6 $7.0 $7.2 $7.4 $7.7 $8.0 $8.3 $8.7 $9.1 $9.5 $9.9 $10.4 $10.9 2011 2012 2013 2014 2015P 2016P 2017P 2018P 2019P 2020P 2021P 2022P 2023P 2024P U.S. Outdoor Advertising Revenue ($ in billions) 35 39 46 59 60 65 85 1 1 2 3 6 10 19 3.5% 4.0% 4.6% 6.0% 6.3% 7.0% 8.5% 0% 3% 6% 9% 0 40 80 120 2009 2010 2011 2012 2013 2014 2040P U.S. Wind and Solar Capacity (gigawatts) Wind Solar Wind + Solar (% of Total Capacity)

Our Portfolio 5 We are a growth-oriented MLP formed by Landmark Dividend LLC (our “Sponsor”) to acquire, own and manage a diversified, growing portfolio of real property interests. Tier 1(2) Tenants As of September 30, 2015. “Tier 1” tenants are large, publicly-traded companies (or their affiliates) that have a national footprint. Asset Portfolio 1,207 Tenant Sites(1) No Leased Tenant Sites 1 – 15 Leased Tenant Sites 16 – 30 Leased Tenant Sites 31 – 69 Leased Tenant Sites 70+ Leased Tenant Sites

Partnership Highlights Long-lived assets with effectively triple net leases 98% occupancy, 99% historical lease renewal rate Stable Cash Flow Strategic Locations Leased to Tier 1 Tenants Significant Diversification Organic Growth with No Capex Aligned Sponsor Committed to Growth Difficult-to-replicate locations in major population centers 86% leased to Tier 1 tenants for their essential operations 1,207 tenant sites in our existing portfolio; each is < 1.5% of revenue Diversified across 48 states and Washington, D.C. Contractual rent escalators Rent increases through lease modifications, renewals and revenue sharing Additional 850+ ROFO assets(2), as well as third-party acquisition opportunities Sponsor owns a 26% subordinated interest(3) Multiple Growth Drivers Stable and Predictable Distributions(1) 6 As of September 30, 2015. As of October 31, 2015. Gives effect to issuance of 1,998,852 common units from the ROFO drop-down acquisition on August 18, 2015.

Stable cash flow from long-lived assets Stable Cash Flow Effectively triple net leases < 1% property operating expenses(1) No property tax or insurance obligations No maintenance capital expenditures 98% occupancy(2) 99% historical lease renewal rate(2) No commodity exposure Annual G&A expense cap(3) High margins(4) ~90% Adjusted EBITDA margin For the three-year period ended December 31, 2014, property operating expenses were less than 1% of revenue. As of September 30, 2015. Based on the earlier of five years or until our trailing four quarter revenue exceeds $80 million, excludes acquisition services. For the nine-month period ended September 30, 2015. Average remaining term as of September 30, 2015. Assumes 99-year term for perpetual assets. Including remaining renewal options. 0 Long-Lived Assets Stable and High Margin Cash Flow 17+ years(5) 76+ years(5) 15+ yrs 55% 10 - 14 yrs 19% 5 - 9 yrs 16% <5 yrs 10% Remaining Lease Term (6) (% of Rents) Perpetual 32% 50 - 99 yrs 30% 40 - 49 yrs 15% 30 - 39 yrs 16% 20 - 29 yrs 6% <20 yrs 1% Remaining Real Property Interest Term (% of Rents)

STRATEGIC LOCATIONS…

1. …underlying operationally critical assets…

- **Wireless:** Highly interconnected networks
- **Billboards:** Key traffic corridors, favorable zoning restrictions with "grandfather clauses"
- **Renewables:** High-wind corridors, proximity to transmission interconnects

2. …into which tenants made significant investments…



Typically $200,000 to $300,000[1] for tower plus cost of wireless equipment
vs. $1,600[2] average monthly ground rent

3. …in major markets…

Top Market Locations (by BTA Rank)[3]

(% of quarterly rental revenue)



New York, NY 22%
Chicago, IL 7%
Los Angeles, CA 7%
Top 4-20 26%
Top 21-100 23%
101+ 15%

4. …that are difficult to replicate and costly to relocate

- Significant zoning, permitting and regulatory hurdles in finding suitable new locations
- Time and cost of construction at a new site
- Vacating tenant must often return the property to its original condition

(1) Source: SNL Kagan.
(2) Asset portfolio average monthly GAAP rent per tenant site for the three months ended September 30, 2015 was approximately $1,600.
(3) Excludes tenant sites in the renewable power generation industry. BTA rank is not a relevant metric for the renewable power generation industry.

LANDMARK INFRASTRUCTURE
8

 Highly Desired by Tier 1 Tenants 9 Large, publicly-traded companies with national footprints(1) No single tenant accounts for more than 20% of revenue Wireless Carriers T-Mobile 17% AT&T Mobility 13% Sprint 11% Verizon 10% Others 7% Total 58% Tower Companies Crown Castle 10% American Tower 8% SBA Communications 2% Others 3% Total 23% Outdoor Advertising Clear Channel Outdoor 6% Outfront Media 5% Lamar Advertising 3% Others 4% Total 18% Tenants are often subsidiaries or affiliates of such publicly-traded companies. Represents GAAP rental revenue recognized under existing tenant leases for the three months ended September 30, 2015. Excludes interest income on receivables. Renewable Power Generation < 1% Quarterly Rental Revenue Breakdown (2)

Multiple Growth Drivers 10 Organic Growth With No Capex Acquisitions From Sponsor Acquisitions From Third Parties Contractual Escalators Lease Modifications and Renewals 850+ ROFO Assets(1) Ongoing Sponsor Acquisitions Third-Party Portfolios Tax Deferred Exchange As of October 31, 2015.

Organic Growth with No Capital Expenditures Wireless technology upgrades Expansion of premises Digital billboard conversions Lamar and Clear Channel spent over 40% of capex on digital billboards(3) Below-market leases ($ in billions) Total Wireless Capital Expenditures(2) Source: SNL Kagan and OAAA. As of September 30, 2015. Includes amounts disclosed by publicly-traded wireless carriers. Per fiscal year 2014 10-K filings. 94% of our leases have contractual rent escalators 88% fixed rate increases with an average annual escalation rate of 2.6% 6% tied to CPI Contractual Rent Escalators(1) Increased Rent Through Lease Modifications And Renewals Increase in billboard advertising revenue Rooftop equipment modifications or expansion of premises ($ in billions) U.S. Outdoor Advertising Revenue Participation in Tenant Revenue Growth 11 $20.6 $20.2 $23.2 $26.5 $29.0 $32.5 $32.1 2008 2009 2010 2011 2012 2013 2014 $6.1 $6.3 $6.6 $7.0 $7.2 $7.4 $7.7 $8.0 $8.3 $8.7 $9.1 $9.5 $9.9 $10.4 $10.9 '10 '11 '12 '13 '14 '15P '16P '17P '18P '19P '20P '21P '22P '23P '24P

Right of First Offer Assets

ROFO assets alone would significantly contribute to the size of our existing portfolio

- **Greater than 850 available tenant sites[1]**
- **Substantially similar characteristics to our initial asset portfolio**
  - Geographically diverse (48 states, D.C. and Australia)
  - Average remaining real property interest term of 80+ years[2]
  - Average remaining lease term of 20+ years[3]
  - 98% occupancy[1]



Renewable Power Generation 2%
Outdoor Advertising 28%
Wireless Communication 70%

850+ Tenant Sites

Tenant Sites

Asset Portfolio[4]:	1,207
ROFO Assets[1]:	850+
Combined:	2,057+

% of Total U.S. Market

2,057+ / 360,000 = ~0.5%

(1) As of October 31, 2015.
(2) Assumes term of 99 years for perpetual assets.
(3) Including renewal options.
(4) As of September 30, 2015.

LANDMARK INFRASTRUCTURE

12

ALIGNED SPONSOR DRIVING GROWTH

Given its substantial cash investment and significant ownership position in us, we expect our strategic Sponsor to promote and support the success of our business

- Sponsor contributed ~$60 million at the IPO, invested ~$39 million in cash and ~$21 million in roll-over equity
- Sponsor owns our General Partner, all of the IDRs and a 26% LP interest(1) in us

Sponsor's Footprint (U.S. and Australia)



Landmark office
Origination team members working remotely

Sponsor's Organizational Structure



157 Employees(2)
Acquisitions
Asset Origination, Due Diligence and Closing
Staff Count: 117
Lead Generation
Appointment Setting
Price Negotiation
Sales Force Management
Underwriting
Document Negotiation
Closing
Funding
Administration
Asset Sales, Finance and Administration
Staff Count: 40
Capital Raising
Capital Management
Investor Relations
Investor Reporting
Information Technology
Accounting, Tax & Treasury
Human Resources
Asset Management

(1) Gives effect to issuance of 1,998,852 common units from the ROFO drop-down acquisition on August 18, 2015.
(2) As of September 1, 2015.

LANDMARK INFRASTRUCTURE
13

Sponsor Expertise in an Industry with High Barriers of Entry Approximately 15,000 Meetings Per Year Approximately 3,500 Transactions Negotiated 500-700 Sites Closed 14 ~10-12%(1) of Transactions 1 to 2 real property interests per transaction. Significant time, cost and expertise is required for high volume asset origination in our fragmented industries Assets Landmark seeks to acquire are typically $50,000 to $500,000 in value Scalable and Customized IT Systems, Processes and Corporate Infrastructure Support the Platform Lead Generation Asset Origination Underwriting and Closing Asset Management Proprietary, internally sourced National acquisition force Proprietary database of transactions Comprehensive underwriting Proprietary database of current market leases Sponsor’s proprietary platform has enabled it to increase the amount of its acquisitions every year since inception Origination Illustration

The Partnership has acquired real property interests from our Sponsor in five drop-down transactions for total consideration of approximately $170 million(1) since its IPO Drop-Down Summary 15 Transaction Summary Combined Drop-Down Portfolio Highlights Operating and Financial Impact These transactions support the objective of growing the Partnership and are the first of many expected transaction proposals from our Sponsor and its controlled funds 319 assets were acquired from organic drop-downs and were not part of the assets subject to the right of first offer (ROFO) 193 assets were acquired that were part of the assets subject to the right of first offer (ROFO) 850+(2) ROFO assets remain available for future drop-down transactions into the Partnership Drop-down transactions were financed with the Partnership’s revolver and common units Diversified pool of 512 tenant sites(1) 352 wireless communication, 153 outdoor advertising and 7 renewable power sites Geographically diversified in 43 states and 89% located in top 100 BTAs Wireless Communication, Outdoor Advertising and Renewable Power Sites segments are expected to contribute 76%, 23% and 1%, respectively, of the total forecasted annual rents 100% occupancy rate 84% of annual rents from Tier 1 tenants Average remaining real property interest and lease term of 82 years(3) and 18 years(4), respectively Portfolio attributes are similar to those of our initial asset portfolio All drop-down acquisitions have been immediately accretive to distributable cash flow From press releases dated March 4, 2015, April 8, 2015, July 22, 2015, August 18, 2015 and September 22, 2015. As of October 31, 2015. Assumes 99-year term for perpetual assets. Including remaining renewal options.

Third-Party Acquisitions 16 Tax-efficient MLP capital structure We may directly acquire third-party assets by leveraging the Sponsor’s origination and acquisition platform Large portfolios Direct from property owners Alternative Currency Common units used for tax deferred exchanges Benefits to sellers include: Cash flow diversification Defer taxable gains Potential growth in value Option to sell their common units when they wish to obtain cash Expand our universe of potential acquisition opportunities to drive accretive growth

Multiple Drivers of Distribution Growth 17 Contracted Growth Modified and Renewed Leases ROFO Drop- Downs Additional Sponsor Drop-Downs Third-Party Acquisitions Distribution Per Unit ($) Stable, Predictable and Growing Distributable Cash Flow Organic Growth Without Capex Potential Sponsor Acquisitions Third-Party Acquisitions $ 1.15 Annualized Minimum Quarterly Distribution at IPO Annualized Minimum Quarterly Distribution

18 Financial Overview

Stable rents from effectively triple net leases High-quality due diligence to maintain 99% renewal rates 99%+ property operating margins with no maintenance capex No commodity price risk Maintain Predictable And Stable Cash Flows Contractual escalators Lease rate increases from lease renewals of below-market leases Accretive drop-down acquisitions of ROFO assets Accretive drop-down acquisitions of ongoing Sponsor originations Accretive acquisitions of third-party portfolios Target leverage: < 50% debt-to-total market capitalization Appropriate fixed vs. floating interest rate exposure Policies to ensure consistent and growing distributions $145 mm of floating rate debt is fixed with swaps at a combined rate of 4.06%(1) Deliver Consistent Distribution Growth Disciplined Financial Policies Disciplined and Flexible Financial Strategy 19 Beginning October 1, 2015. Includes a $50 mm 7-year swap of 1-month LIBOR to a fixed rate of 1.74% (4.24% all-in rate under the revolving credit facility), executed in August 2015.

Keys to Our Success 20 Stable, Predictable and Growing Distributable Cash Flow Stable and Predictable Distributions Multiple Growth Drivers Organic Growth with No Capex Aligned Sponsor Committed to Growth Stable Cash Flow Strategic Locations Leased Primarily to Tier 1 Tenants Significant Diversification

21 APPENDIX

Non-GAAP Financial Measures We define EBITDA as net income before interest, income taxes, depreciation and amortization, and we define Adjusted EBITDA as EBITDA before unrealized and realized gain or loss on derivatives, gain on sale of real property interests, straight line rent adjustments, amortization of above and below market rents, impairments, acquisition-related expenses, unit-based compensation, and the capital contribution to fund our general and administrative expense reimbursement. We define distributable cash flow as Adjusted EBITDA less cash interest paid, current cash income tax paid and maintenance capital expenditures. Distributable cash flow will not reflect changes in working capital balances. EBITDA, Adjusted EBITDA and distributable cash flow should not be considered an alternative to net income (determined in accordance with GAAP) as an indication of our performance, and we believe that to understand our performance further, EBITDA, Adjusted EBITDA and distributable cash flow should be compared with our reported net income in accordance with GAAP, as presented in our combined financial statements. EBITDA, Adjusted EBITDA and distributable cash flow are non GAAP supplemental financial measures that management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess: our operating performance as compared to other publicly traded limited partnerships, without regard to historical cost basis or, in the case of Adjusted EBITDA, financing methods; the ability of our business to generate sufficient cash to support our decision to make distributions to our unitholders; our ability to incur and service debt and fund capital expenditures; and the viability of acquisitions and the returns on investment of various investment opportunities. We believe that the presentation of EBITDA, Adjusted EBITDA and distributable cash flow provides information useful to investors in assessing our financial condition and results of operations. The GAAP measures most directly comparable to EBITDA, Adjusted EBITDA and distributable cash flow are net income and net cash provided by operating activities. EBITDA, Adjusted EBITDA and distributable cash flow should not be considered as an alternative to GAAP net income, net cash provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Each of EBITDA, Adjusted EBITDA and distributable cash flow has important limitations as analytical tools because they exclude some, but not all, items that affect net income and net cash provided by operating activities, and these measures may vary from those of other companies. You should not consider EBITDA, Adjusted EBITDA and distributable cash flow in isolation or as a substitute for analysis of our results as reported under GAAP. As a result, because EBITDA, Adjusted EBITDA and distributable cash flow may be defined differently by other companies in our industry, EBITDA, Adjusted EBITDA and distributable cash flow as presented below may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. For a reconciliation of EBITDA, Adjusted EBITDA and distributable cash flow to the most comparable financial measures calculated and presented in accordance with GAAP, please see the “Reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow” table below. 22

RECONCILIATION OF EBITDA, ADJUSTED EBITDA AND DISTRIBUTABLE CASH FLOW

	For the Three Months Ended September 30, 2015(1)			For the Nine Months Ended September 30, 2015(1)		
	Landmark Infrastructure Partners LP	Acquired Assets Predecessor	Consolidated Results	Landmark Infrastructure Partners LP	Acquired Assets Predecessor	Consolidated Results
Revenue:						
Rental revenue	$ 5,326,821	$ 717,496	$ 6,044,317	$ 13,148,536	$ 3,151,768	$ 16,300,304
Interest income	200,117	785	200,902	601,972	3,208	605,180
Total revenue	5,526,938	718,281	6,245,219	13,750,508	3,154,976	16,905,484
Expenses:						
Management fees to affiliate	—	18,738	18,738	—	91,650	91,650
Property operating	7,568	110	7,678	16,462	2,997	19,459
General and administrative	462,364	—	462,364	2,097,421	9,933	2,107,354
Acquisition-related	817,099	186,195	1,003,294	1,290,451	1,667,825	2,958,276
Amortization	1,251,433	172,269	1,423,702	3,393,421	783,005	4,176,426
Impairments	302,008	—	302,008	3,578,744	—	3,578,744
Total expenses	2,840,472	377,312	3,217,784	10,376,499	2,555,410	12,931,909
Other income and expenses						
Interest expense	(1,404,727)	(202,446)	(1,607,173)	(3,580,618)	(914,766)	(4,495,384)
Loss on early extinguishment of debt	—	(902,625)	(902,625)	—	(902,625)	(902,625)
Unrealized gain (loss) on derivatives	(1,552,185)	19,190	(1,532,995)	(1,928,908)	19,091	(1,909,817)
Gain on the sale of real property interest	—	—	—	82,026	—	82,026
Total other income and expenses	(2,956,912)	(1,085,881)	(4,042,793)	(5,427,500)	(1,798,300)	(7,225,800)
Net income (loss)	$ (270,446)	$ (744,912)	$ (1,015,358)	$ (2,053,491)	$ (1,198,734)	$ (3,252,225)
Add:						
Interest expense	1,404,727	202,446	1,607,173	3,580,618	914,766	4,495,384
Amortization expense	1,251,433	172,269	1,423,702	3,393,421	783,005	4,176,426
EBITDA	$ 2,385,714	$ (370,197)	$ 2,015,517	$ 4,920,548	$ 499,037	$ 5,419,585
Less:						
Unrealized gain on derivatives	—	(19,190)	(19,190)	—	(19,091)	(19,091)
Gain on sale of real property interests	—	—	—	(82,026)	—	(82,026)
Straight line rent adjustments	(33,116)	(10,283)	(43,399)	(91,660)	(63,317)	(154,977)
Amortization of above- and below-market rents	(311,516)	(31,663)	(343,179)	(702,003)	(134,482)	(836,485)
Add:						
Impairments	302,008	—	302,008	3,578,744	—	3,578,744
Acquisition-related expenses	817,099	186,195	1,003,294	1,290,451	1,667,825	2,958,276
Loss on early extinguishment of debt	—	902,625	902,625	—	902,625	902,625
Unrealized loss on derivatives	1,552,185	—	1,552,185	1,928,908	—	1,928,908
Realized loss on derivatives	—	—	—	—	—	—
Unit-based compensation	8,750	—	8,750	96,250	—	96,250
Deemed capital contribution to fund general and administrative expense reimbursement	291,115	—	291,115	1,465,040	—	1,465,040
Adjusted EBITDA	$ 5,012,239	$ 657,487	$ 5,669,726	$ 12,404,252	$ 2,852,597	$ 15,256,849
Less:						
Expansion capital expenditures	(122,400,000)	—	(122,400,000)	(169,655,000)	—	(169,655,000)
Cash interest expense	(1,223,898)	(138,643)	(1,362,541)	(3,101,651)	(671,044)	(3,772,695)
Add:						—
Borrowings and capital contributions to fund expansion capital expenditures	122,400,000	—	122,400,000	169,655,000	—	169,655,000
Distributable cash flow	$ 3,788,341	$ 518,844	$ 4,307,185	$ 9,302,601	$ 2,181,553	$ 11,484,154

(1) During the nine months ended September 30, 2015, the Partnership completed its acquisitions of 512 tenant sites and related real property interests from Landmark and affiliates (the "Acquired Assets"). The assets and liabilities acquired are recorded at the historical cost of Landmark, as the transactions are between entities under common control, the statements of operations of the Partnership are adjusted retroactively as if the transactions occurred on the earliest date during which the entities were under common control. The historical financial statements have been retroactively adjusted to reflect the results of operations, financial position, and cash flows of the Acquired Assets as if the Partnership owned the Acquired Assets in all periods while under common control. The reconciliation present our results of operations and financial position giving effect to the Acquired Assets. The combined results of the Acquired Assets prior to each transaction date are included in "Acquired Assets Predecessor." The consolidated results of the Acquired Assets after each transaction date are included in "Landmark Infrastructure Partners LP."

LANDMARK INFRASTRUCTURE

23

MANAGEMENT TEAM

Average of 17 years of experience with high volume, small balance real property asset originations

Name	Title	Select Prior Experience
Tim Brazy	CEO and Director	• Chief Executive Officer of Landmark Dividend LLC • Founder and CEO of Church Mortgage Acceptance Company • Founder and President of Atherton Capital • Co-Founder and President of Franchise Mortgage Acceptance Corp. ("FMAC"), with Mr. Knyal • MBA from Stanford Business School; B.S. from Caltech
George Doyle	CFO and Treasurer	• Chief Financial Officer of Landmark Dividend LLC • EVP, CFO and Treasurer at Clearview Hotel Trust, Inc. • SVP and Chief Accounting Officer at HCP, Inc., an S&P 500 REIT • Senior Manager at KPMG • B.A. in Business Administration from Western Washington University; CPA
Jeff Knyal	Vice Chairman	• Vice Chairman of Landmark Dividend LLC • Founder and COO of Wireless Capital, a large aggregator of wireless ground leases • Co-Founder and SVP of FMAC, with Mr. Brazy • Former banker with Dean Witter and Greenwich Capital • MBA from University of Chicago
Dan Rebeor	SVP – Real Estate Operations	• General Counsel of Landmark Dividend LLC • Led real estate teams at SpectraSite Communications, American Tower and Leap Wireless • Former national underwriting and claims counsel for two title insurance underwriters • Licensed attorney, J.D. from the University of Dayton School of Law • B.S. in Communications/Media from State University of New York, College at Fredonia
Dan Parsons	SVP – Information Systems and Technology	• Chief Information Officer and EVP of Operations of Landmark Dividend LLC • 10 years consulting at a major mortgage company • 10 years serving as CIO of Budget Finance Company, a major mortgage company • B.S. and MBA from USC

LANDMARK INFRASTRUCTURE

24

Landmark Infrastructure and its Sponsor are Aligned 25 Organizational Structure(1) 26% LP Interest Landmark Infrastructure Partners LP (NASDAQ Global Market: LMRK) (the Partnership) 100% LLC Interest 74% LP Interest Landmark Infrastructure Partners GP LLC (our General Partner) Public Unitholders Common Units Landmark (our Sponsor) Subordinated and Common Units Non-economic GP IDRs Gives effect to issuance of 1,998,852 common units from the ROFO drop-down acquisition on August 18, 2015, including 171,737 common units to the Sponsor.